                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                            2000 SEMI-ANNUAL REPORT

Most global stock markets were somewhat lower during the first half of 2000, reflecting the pullback of many highly priced technology stocks as well as investor concerns about higher interest rates. The Global Equity Portfolio (the "Portfolio") performed well relative to the market, declining 0.5% compared with a 2.6% decrease for the Morgan Stanley World Index (the "World Index") in U.S. dollars. These results included a gain of 1.7% for the Portfolio in the second quarter versus a drop of 3.5% for the World Index. We are pleased with these results, which reflect our goal of achieving excellent long-term performance by preserving capital in periods of market turmoil and capturing gains when markets rise.

Our strong relative performance was driven by an eclectic group of holdings that bucked the overall market downtrend and increased in value during the first half of the year. These included Alcatel, a French manufacturer of telecommunications equipment, which rallied on the strength of robust earnings and restructuring activities; Groupe Danone, a French-based global food company which has demonstrated its ability to grow revenues and profits at a time when many industry peers are struggling; and Teva Pharmaceutical Industries, an Israeli generic and ethical pharmaceuticals producer.

Among our U.S. holdings, top contributors included American Home Products, a pharmaceuticals, consumer health care and agricultural products company, which benefited from growing investor recognition that its litigation liabilities are controllable and its new product pipeline is one of the best in the pharmaceuticals industry; and Kroger, the supermarket chain, which advanced on the strength of its aggressive strategy in a consolidating supermarket industry.

Detractors from performance in the half included British banking firm Lloyds TSB Group, which slipped because of concerns over its Internet expenditures, although we believe these expenditures will add value over the long-term; and McDonald's, the global fast food chain, which fell due to weak spring same-store sales in the U.S. and Europe and concerns that the sagging euro might hurt the company's earnings from its European operations.

The Portfolio returned 11.0% for the twelve months ended June 30, 2000, compared with 12.2% for the World Index. For the three years ended June 30, 2000, the Portfolio provided an average annual total return of 12.5% compared with 14.9% for the World Index, and for the five years ended June 30, 2000 the Portfolio's total return of 15.2% compared with 17.1% for the World Index. From its inception on March 1, 1995 through June 30, 2000, the Portfolio delivered an average annual return of 16.2% compared with 17.9% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

In managing the Portfolio, we seek to generate superior long-term performance, while controlling volatility and risk, by investing in companies that we believe are well managed, have solid balance sheets, and generate sustainable profitability and cash flow. In addition, we want to purchase the shares of these quality companies at inexpensive prices relative to their earnings and cash flow.

During the first half of 2000, we established new positions in such stocks as Amadeus Travel Services, based in Spain, an attractively valued provider of integrated travel systems to major airlines and travel agents; Shizuoka Bank, the best-capitalized bank in Japan; Alcoa, the world's leading producer of aluminum, which we believe is well positioned to capitalize on improving global demand for the metal; pharmaceuticals companies Eli Lilly and Novartis; and energy companies Chevron and USX-Marathon.

At June 30, 2000, the Portfolio's assets were allocated 59.0% to non-U.S. securities, 34.0% to U.S. securities and 4.5% to short-term investments. Apart from the United States, the largest country positions were the United Kingdom, representing 13.8% of the Portfolio's net assets; Japan, 10.7% of net assets; France, 8.1% of net assets; Sweden, 5.9% of net assets; and Spain, 3.5% of net assets.

Country allocation is a result of individual company selection. We invest in quality businesses available at reasonable prices, wherever they are located, rather than pre-determining how much we will invest in any particular country. In this way, we seek to capitalize on opportunity wherever it may exist. Many of the companies in which the Portfolio invests are global in their operations, so that the distinctions between investments in various countries are not always clear-cut. For instance, Groupe Danone, based in France, generates about one-third of its revenue from sales in that country, a little over one-third from the rest of Europe and a little under one-third from the rest of the world. It is best known in the United States for its Dannon yogurt and Evian water brands.

The Portfolio's five largest non-U.S. equity holdings at June 30, 2000 were Shiseido, a Japanese cosmetics company, representing 2.5% of the Portfolio's net assets; Alcatel, a French manufacturer of telecommunications equipment, 2.2% of net assets; Lloyds TSB Group, a British banking and financial services company, 2.1% of net assets; Novartis, a global pharmaceuticals company based in Switzerland, 2.1% of net assets; and Groupe Danone, the French food products company, 2.0% of net assets.

The five largest U.S. equity holdings were McDonald's, a premier fast-food company with growing global markets, representing 2.8% of net assets; Pharmacia, a leading pharmaceuticals company, 2.8% of net assets; Freddie Mac, which originates and securitizes home mortgages, 2.7% of net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 2.1% of net assets; and du Pont (E.I.) de Nemours, a diversified technology and industrial company, 2.1% of net assets.

Major industry positions were: telecommunications, representing 11.3% of the Portfolio's net assets at June 30, 2000; drugs & medical products, 11.2% of net assets; financial services, 11.0% of net assets; banking, 9.6% of net assets; and retail, 8.0% of net assets.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 93.0%
                        AUSTRALIA -- 0.1%
                        MEDIA/BROADCASTING -- 0.1%
           800          News Corp. Ltd.+............................................  $    38,000
                                                                                      -----------

                        BERMUDA -- 1.6%
                        INSURANCE -- 1.6%
        13,100          XL Capital Ltd. ............................................      709,038
                                                                                      -----------

                        BRAZIL -- 0.0%
                        PAPER PRODUCTS -- 0.0%
       210,000          Empresa Nacional de Comercio Redito E Participacoes SA*+....          547
                                                                                      -----------

                        CANADA -- 1.4%
                        DIVERSIFIED -- 1.4%
        23,487          Canadian Pacific Ltd. ......................................      609,392
                                                                                      -----------

                        DENMARK -- 1.4%
                        FINANCIAL SERVICES -- 1.4%
        82,576          Nordic Baltic Holding AB*...................................      602,228
                                                                                      -----------

                        FRANCE -- 8.1%
                        BANKING -- 1.2%
         5,200          BNP Paribas.................................................      500,416
                                                                                      -----------

                        ELECTRONICS -- 2.2%
        14,750          Alcatel.....................................................      967,422
                                                                                      -----------

                        FINANCIAL SERVICES -- 1.0%
         7,000          Societe Generale............................................      421,023
                                                                                      -----------

                        FOOD & BEVERAGES -- 2.0%
         6,500          Groupe Danone...............................................      862,572
                                                                                      -----------

                        INSURANCE -- 0.6%
         6,300          Scor SA.....................................................      274,326
                                                                                      -----------

                        OFFICE EQUIPMENT -- 1.1%
         9,400          Societe BIC SA..............................................      460,376
                                                                                      -----------

                        Total France................................................    3,486,135
                                                                                      -----------

                        GERMANY -- 1.9%
                        MANUFACTURING -- 1.9%
         5,400          Siemens AG..................................................      814,550
                                                                                      -----------

                        GREECE -- 1.3%
                        TELECOMMUNICATIONS -- 1.3%
        47,700          Panafon Hellenic Telecom SA.................................      536,625
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        HONG KONG -- 1.0%
                        INDUSTRIAL MANUFACTURING -- 1.0%
       192,500          Yue Yuen Industrial Holdings Ltd. ..........................  $   424,732
                                                                                      -----------

                        INDIA -- 1.9%
                        BANKING -- 1.1%
        49,000          State Bank of India GDR.....................................      477,750
                                                                                      -----------

                        TELECOMMUNICATIONS -- 0.8%
        36,000          Mahanagar Telephone Nigam Ltd. .............................      360,000
                                                                                      -----------
                        Total India.................................................      837,750
                                                                                      -----------

                        ISRAEL -- 1.8%
                        DRUGS & MEDICAL PRODUCTS -- 1.8%
        13,600          Teva Pharmaceutical Industries Ltd. ADR.....................      753,950
                                                                                      -----------

                        ITALY -- 1.4%
                        TELECOMMUNICATIONS -- 1.4%
        92,300          Telecom Italia SpA..........................................      612,426
                                                                                      -----------

                        JAPAN -- 10.7%
                        BANKING -- 0.7%
        33,000          Shizuoka Bank Ltd...........................................      279,911
                                                                                      -----------

                        CONSUMER DURABLES -- 1.3%
        11,000          Canon, Inc. ................................................      547,382
                                                                                      -----------

                        CONSUMER NON-DURABLES -- 3.9%
        35,900          Canon Sales Co., Inc. ......................................      642,854
        69,000          Shiseido Co. Ltd. ..........................................    1,066,491
                                                                                      -----------
                                                                                        1,709,345
                                                                                      -----------
                        ELECTRONICS -- 1.4%
        18,000          Fujitsu Ltd. ...............................................      622,591
                                                                                      -----------
                        FINANCIAL SERVICES -- 1.7%
        73,000          Nikko Securities Co., Ltd. .................................      722,398
                                                                                      -----------
                        RETAIL -- 1.7%
        19,500          FamilyMart Co., Ltd. .......................................      749,823
                                                                                      -----------
                        Total Japan.................................................    4,631,450
                                                                                      -----------

                        NETHERLANDS -- 0.5%
                        BUSINESS SERVICES -- 0.5%
         8,000          Burhrmann NV................................................      228,746
                                                                                      -----------

                        POLAND -- 0.6%
                        TELECOMMUNICATIONS -- 0.6%
        40,000          Telekomunikacja Polska SA...................................      274,000
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        SPAIN -- 3.5%
                        BANKING -- 1.7%
        23,100          Banco Popular Espanol SA....................................  $   714,536
                                                                                      -----------

                        COMPUTER SERVICES -- 0.6%
        24,000          Amadeus Global Travel Distribution SA.......................      273,808
                                                                                      -----------
                        TELECOMMUNICATIONS -- 1.2%
        24,260          Telefonica SA*..............................................      521,123
                                                                                      -----------
                        Total Spain.................................................    1,509,467
                                                                                      -----------

                        SWEDEN -- 5.9%
                        BANKING -- 1.1%
        41,000          Skandinaviska Enskilda Banken...............................      485,771
                                                                                      -----------

                        CONSUMER DURABLES -- 0.9%
        26,400          Electrolux AB...............................................      408,571
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 2.6%
         9,600          AstraZeneca Group plc.......................................      446,258
        13,198          Pharmacia Corp.*............................................      666,634
                                                                                      -----------
                                                                                        1,112,892
                                                                                      -----------

                        TELECOMMUNICATIONS -- 1.3%
        28,300          Telefonaktiebolaget LM Ericsson AB..........................      559,904
                                                                                      -----------
                        Total Sweden................................................    2,567,138
                                                                                      -----------

                        SWITZERLAND -- 2.1%
                        DRUGS & MEDICAL PRODUCTS -- 2.1%
           567          Novartis AG.................................................      898,135
                                                                                      -----------

                        UNITED KINGDOM -- 13.8%
                        CONSUMER PRODUCTS -- 1.1%
        40,500          Reckitt Benckiser plc.......................................      453,476
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 1.5%
       174,400          Smith & Nephew plc..........................................      643,878
           112          SmithKline Beecham plc......................................        1,466
                                                                                      -----------
                                                                                          645,344
                                                                                      -----------

                        FINANCIAL SERVICES -- 3.2%
        96,000          Lloyds TSB Group plc........................................      906,407
        29,300          Royal Bank of Scotland Group plc............................      490,332
                                                                                      -----------

                                                                                        1,396,739
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        UNITED KINGDOM (CONTINUED)

                        INDUSTRIAL -- 0.8%
        87,200          Invensys plc................................................  $   327,217
                                                                                      -----------

                        INDUSTRIAL MATERIALS -- 1.0%
        77,000          Williams plc................................................      448,558
                                                                                      -----------

                        RETAIL -- 2.9%
        88,100          Boots Co. plc...............................................      670,520
        92,200          Great Universal Stores plc..................................      592,908
                                                                                      -----------
                                                                                        1,263,428
                                                                                      -----------

                        SERVICES -- 0.9%
       162,200          Rentokil Initial plc........................................      368,137
                                                                                      -----------

                        TELECOMMUNICATIONS -- 2.4%
        16,400          British Telecommunications plc..............................      211,919
       204,300          Vodafone AirTouch plc.......................................      825,367
                                                                                      -----------
                                                                                        1,037,286
                                                                                      -----------

                        Total United Kingdom........................................    5,940,185
                                                                                      -----------

                        UNITED STATES -- 34.0%
                        AEROSPACE/DEFENSE -- 1.9%
        19,950          Boeing Co...................................................      834,159
                                                                                      -----------

                        AIRLINES -- 0.2%
         3,500          AMR Corp.*..................................................       92,531
                                                                                      -----------

                        BANKING -- 3.9%
         7,000          FleetBoston Financial Corp..................................      238,000
         1,200          M&T Bank Corp...............................................      540,000
        23,400          Wells Fargo & Co............................................      906,750
                                                                                      -----------
                                                                                        1,684,750
                                                                                      -----------

                        CHEMICALS -- 2.1%
        20,500          du Pont (E.I.) de Nemours & Co..............................      896,875
                                                                                      -----------

                        COMPUTERS -- 0.1%
         1,000          Dell Computer Corp.*........................................       49,312
                                                                                      -----------

                        COMPUTER SERVICES -- 0.9%
         8,300          Compuware Corp.*............................................       86,113
         2,100          Electronic Data Systems Corp. ..............................       86,625
         6,579          Sabre Holdings Corp.........................................      187,502
                                                                                      -----------
                                                                                          360,240
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        UNITED STATES (CONTINUED)
                        CONGLOMERATES -- 2.0%
         4,900          Minnesota Mining & Manufacturing Co. .......................  $   404,250
         8,400          Textron, Inc................................................      456,225
                                                                                      -----------
                                                                                          860,475
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 3.4%
        12,300          American Home Products Corp. ...............................      722,625
         2,500          Bristol-Myers Squibb Co. ...................................      145,625
           500          Lilly (Eli) & Co. ..........................................       49,938
        10,100          Pharmacia Corp. ............................................      522,044
                                                                                      -----------
                                                                                        1,440,232
                                                                                      -----------

                        ELECTRONICS -- 0.6%
         3,100          Emerson Electric Co.........................................      187,163
         1,100          Solectron Corp.*............................................       46,062
                                                                                      -----------
                                                                                          233,225
                                                                                      -----------

                        ENERGY -- 0.8%
         2,700          Anadarko Petroleum Corp. ...................................      133,144
         6,400          Unocal Corp. ...............................................      212,000
                                                                                      -----------
                                                                                          345,144
                                                                                      -----------

                        FINANCIAL SERVICES -- 5.4%
         8,500          Citigroup, Inc. ............................................      512,125
        29,000          Freddie Mac.................................................    1,174,500
        13,500          Household International, Inc. ..............................      561,094
         4,200          John Hancock Financial Services, Inc.*......................       99,487
                                                                                      -----------
                                                                                        2,347,206
                                                                                      -----------

                        FOOD SERVICES -- 2.8%
        37,000          McDonald's Corp. ...........................................    1,218,687
                                                                                      -----------

                        LEISURE -- 0.1%
         1,600          Carnival Corp. .............................................       31,200
                                                                                      -----------

                        MANUFACTURING -- 2.0%
         6,500          Alcoa, Inc.*................................................      188,500
        22,500          ITT Corp.*..................................................      683,438
                                                                                      -----------
                                                                                          871,938
                                                                                      -----------

                        OIL/GAS -- 1.6%
         7,100          Chevron Corp................................................      602,169
         2,375          Tosco Corp..................................................       67,242
         1,300          USX-Marathon Group..........................................       32,581
                                                                                      -----------
                                                                                          701,992
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        UNITED STATES (CONTINUED)
                        RETAIL -- 1.7%
           600          CVS Corp. ..................................................  $    24,000
        32,000          Kroger Co.*.................................................      706,000
                                                                                      -----------
                                                                                          730,000
                                                                                      -----------
                        TECHNOLOGY -- 2.0%
        15,600          Computer Associates International, Inc. ....................      798,525
           600          Intel Corp. ................................................       80,213
                                                                                      -----------
                                                                                          878,738
                                                                                      -----------
                        TELECOMMUNICATIONS -- 2.2%
         2,700          AT&T Corp...................................................       85,388
        11,100          Bell Atlantic Corp.*++ .....................................      564,019
           800          Motorola, Inc. .............................................       23,250
         3,400          Sprint Corp. ...............................................      173,400
         2,500          WorldCom, Inc.*.............................................      114,688
                                                                                      -----------
                                                                                          960,745
                                                                                      -----------
                        WASTE DISPOSAL -- 0.3%
         6,900          Waste Management, Inc.......................................      131,100
                                                                                      -----------

                        Total United States.........................................   14,668,549
                                                                                      -----------

                        Total Common Stock (cost-$38,121,713).......................   40,143,043
                                                                                      -----------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
                        U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.5%
                        Federal Home Loan Bank, 6.57%, 7/3/00
       $1,950           (amortized cost-$1,949,288)...........................................         1,949,288
                                                                                                     -----------

                        Total Investments (cost-$40,071,001)........................    97.5%         42,092,331
                        Liabilities in excess of other assets.......................     2.5           1,089,081
                                                                                       -----         -----------
                        Net Assets..................................................   100.0%        $43,181,412
                                                                                       =====         ===========

------------------------------

+ Preferred Stock
* Non-income producing security
++ Effective July 3, 2000, the name of this company changed to Verizon Communications.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$40,071,001)....................  $42,092,331
Cash........................................................       15,210
Receivable for investments sold.............................    1,322,251
Dividends and tax reclaims receivable.......................       77,172
Receivable from shares of beneficial interest sold..........       15,465
Prepaid expenses............................................        1,087
                                                              -----------
  Total Assets..............................................   43,523,516
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      272,608
Payable for shares of beneficial interest redeemed..........        9,482
Investment advisory fee payable.............................       28,482
Net unrealized depreciation on foreign currency contracts...        4,752
Trustees' retirement plan payable...........................        4,520
Accrued expenses............................................       22,260
                                                              -----------
  Total Liabilities.........................................      342,104
                                                              -----------
  Net Assets................................................  $43,181,412
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    27,407
Paid-in-capital in excess of par............................   38,111,022
Accumulated undistributed net investment income.............      262,534
Accumulated net realized gain on investments................    2,758,655
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency...........    2,021,794
                                                              -----------
  Net Assets................................................  $43,181,412
                                                              ===========
Shares outstanding..........................................    2,740,670
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $15.76
                                                               ----------
                                                               ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $46,327)...  $  419,912
  Interest..................................................      78,166
                                                              ----------
    Total investment income.................................     498,078
                                                              ----------
EXPENSES:
  Investment advisory fees..................................     169,443
  Custodian fees............................................      37,761
  Audit and tax service fees................................       6,450
  Reports to shareholders...................................       6,446
  Trustees' fees and expenses...............................       5,843
  Transfer agent fees.......................................       2,933
  Legal fees................................................       2,550
  Insurance expense.........................................       1,034
  Miscellaneous.............................................         396
                                                              ----------
    Total expenses..........................................     232,856
    Less: expense offset....................................        (451)
                                                              ----------
    Net expenses............................................     232,405
                                                              ----------
      Net investment income.................................     265,673
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments..........................   2,950,688
  Net realized loss on foreign currency transactions........     (65,129)
  Net change in unrealized appreciation/depreciation on
    investments and other assets
    and liabilities denominated in foreign currency.........  (3,348,423)
                                                              ----------
    Net realized and unrealized loss on investments and
      foreign currency transactions.........................    (462,864)
                                                              ----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $ (197,191)
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................  $    265,673      $    181,819
Net realized gain on investments and foreign currency
  transactions..............................................     2,885,559         8,211,347
Net change in unrealized appreciation/depreciation of
  investments
  and other assets and liabilities denominated in foreign
  currency..................................................    (3,348,423)          648,000
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (197,191)        9,041,166
                                                              ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................            --          (569,505)
Net realized gains..........................................    (1,734,473)       (6,011,036)
                                                              ------------      ------------
    Total dividends and distributions to shareholders.......    (1,734,473)       (6,580,541)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    10,199,277        15,608,376
Reinvestment of dividends and distributions.................     1,734,473         6,580,541
Cost of shares redeemed.....................................   (10,232,233)      (16,015,175)
                                                              ------------      ------------
    Net increase in net assets from share transactions......     1,701,517         6,173,742
                                                              ------------      ------------
      Total increase (decrease) in net assets...............      (230,147)        8,634,367
NET ASSETS:
Beginning of year...........................................    43,411,559        34,777,192
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $262,534 and $533,159, respectively)...................  $ 43,181,412      $ 43,411,559
                                                              ============      ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       652,570           889,280
Issued in reinvestment of dividends and distributions.......       121,122           397,827
Redeemed....................................................      (653,976)         (920,505)
                                                              ------------      ------------
  Net increase..............................................       119,716           366,602
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                         SIX MONTHS
                                            ENDED                      YEAR ENDED DECEMBER 31,                  FOR THE PERIOD
                                        JUNE 30, 2000      -----------------------------------------------   MARCH 1, 1995 (1) TO
                                         (UNAUDITED)         1999          1998       1997          1996      DECEMBER 31, 1995
                                        -------------      --------      --------   --------      --------   --------------------
Net asset value, beginning of
  period..............................      $16.56          $15.43        $14.32     $13.23        $11.61           $10.00
                                           -------         -------       -------    -------       -------           ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.10            0.31          0.12       0.06          0.04             0.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............       (0.25)           3.78          1.78       1.79          1.70             1.83
                                           -------         -------       -------    -------       -------           ------
      Total income (loss) from
      investment operations...........       (0.15)           4.09          1.90       1.85          1.74             1.88
                                           -------         -------       -------    -------       -------           ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income............          --           (0.26)        (0.18)     (0.04)        (0.05)           (0.03)
In excess of net investment income....          --              --            --      (0.03)           --               --
From net realized gains...............       (0.65)          (2.70)        (0.61)     (0.69)        (0.07)           (0.24)
                                           -------         -------       -------    -------       -------           ------
      Total dividends and
        distributions to
        shareholders..................       (0.65)          (2.96)        (0.79)     (0.76)        (0.12)           (0.27)
                                           -------         -------       -------    -------       -------           ------
Net asset value, end of period........      $15.76          $16.56        $15.43     $14.32        $13.23           $11.61
                                           =======         =======       =======    =======       =======           ======
TOTAL RETURN (2)......................        (0.5)%          26.5%         13.3%      14.0%         15.0%            18.9%
                                           =======         =======       =======    =======       =======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....     $43,181         $43,412       $34,777    $25,874       $16,972           $2,891
Ratio of expenses to average net
  assets (3)..........................        1.11%(5)        1.10%         1.13%      1.19%(4)      1.42%(4)          1.25%(4)(5)
Ratio of net investment income to
  average
  net assets..........................        1.25%(5)        0.48%         0.79%      0.45%(4)      0.81%(4)          1.02%(4)(5)
Portfolio Turnover....................          72%             83%           55%        53%           40%              67%

------------------------------

(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income
    (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94%, (annualized) and (1.67)%, (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(5) Annualized

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $1,789 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $40,071,001. Accordingly, net unrealized appreciation of investments of $2,021,330 was composed of gross appreciation of $4,106,505 for those investments having an excess of value over cost and gross depreciation of $2,085,175 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $28,411,857 and $28,468,541, respectively.

(4) ACQUISITION OF INVESTMENT ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with OpCap Advisors. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with OpCap Advisors to become effective upon the closing of the Implementation Agreement.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 3) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new Investment Advisory Agreement between
  OpCap Advisors and the Portfolio:.........................   2,080,315     8,876      138,682

2. Election of Trustees:
  V. Lee Barnes.............................................   2,183,597        --       44,276

  Paul Y. Clinton...........................................   2,177,815        --       50,058

  Thomas W. Courtney........................................   2,182,218        --       45,655

  Lacy B. Herrmann..........................................   2,183,597        --       44,276

  Joseph M. La Motta........................................   2,183,571        --       44,302

  Theodore T. Mason.........................................   2,182,219        --       45,654

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal year ending December 31, 2000.

                                                              2,141,009    4,310      82,554

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.